Exhibit 99.1

TENDER AND SUPPORT AGREEMENT

THIS TENDER AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of December 11, 2023, by and between AstraZeneca Finance and Holdings Inc., a Delaware corporation (“Parent”), and the undersigned holder (the “Stockholder”) of shares of common stock of Icosavax, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement and Plan of Merger, dated as of December 11, 2023 by and among Parent, Isochrone Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the Company (as such agreement may be subsequently amended or modified, the “Merger Agreement”).

WHEREAS, Parent, Merger Sub and the Company have entered into the Merger Agreement, providing for, among other things, Merger Sub to commence a tender offer (as may be amended, modified or extended from time to time in accordance with the Merger Agreement, the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.0001 per share, of the Company (the “Company Shares”) and following the consummation of the Offer, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned Subsidiary of Parent, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, the Stockholder beneficially owns (as defined in Rule 13d-3 under the Exchange Act), as of the date of this Agreement, the number of Company Shares (together with any New Shares (as defined below in Section 4), the “Shares”), and holds other rights to acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the number of Company Shares indicated opposite the Stockholder’s name on Schedule 1 attached hereto; and

WHEREAS, as an inducement and a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, Parent has required that the Stockholder, and the Stockholder has agreed to, enter into and perform this Agreement and tender and vote the Stockholder’s Shares as described herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants, representations, warranties and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the Stockholder and Parent agree as follows:

Section 1 Agreement to Tender the Shares. The Stockholder hereby agrees to validly tender, or cause to be tendered, all of the Stockholder’s Shares free and clear of any Liens (other than as contained herein) into the Offer no later than the 10th Business Day following the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer. If the Stockholder acquires Shares after the date hereof and during the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date (as defined below) (the “Support Period”), the Stockholder shall tender or cause to be tendered all such Shares on or before the earlier of (i) four Business Days after such acquisition and (ii) one Business Day prior to the expiration of the Offer. The Stockholder agrees that once the Shares are tendered, the Stockholder will not withdraw, or cause to be withdrawn, such Shares from the Offer, unless and until any event described in clauses (b), (c), (d) or (e) of the definition of “Expiration Date” has occurred, in which such event Parent and Merger Sub shall promptly return, or cause any depository acting on behalf of Parent and Merger Sub to return, all Shares tendered by the Stockholder in the Offer to the Stockholder. The Stockholder acknowledges and agrees that Merger Sub’s obligation to accept for payment Company Shares tendered into the Offer, including any Shares tendered by the Stockholder, is subject to the terms and conditions of the Merger Agreement.

Section 2 Agreement to Vote the Shares. The Stockholder hereby agrees that, during the Support Period, at any meeting of the stockholders of the Company however called or any adjournment or postponement thereof, or in any other circumstance or action proposed to be taken in which the vote or other approval of the stockholders of the Company is sought, with respect to the Merger, the Merger Agreement or any Acquisition Proposal, the Stockholder shall:

(a) if a meeting is held, appear at such meeting or otherwise cause all of the Shares to be counted as present at such meeting for purposes of calculating a quorum; and

(b) vote (or cause to be voted) with respect to all of the Stockholder’s Shares: (i) in favor of adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement as to which stockholders of the Company are called upon to vote or consent in favor of any matter that would be reasonably expected to facilitate the consummation of the Merger, including any proposal to adjourn or postpone a meeting of the stockholders of the Company to a later date if there are not sufficient votes at the time of the meeting to adopt the Merger Agreement or approve any of the transactions contemplated thereby; (ii) against any action, proposal, transaction or agreement (including any amendment, waiver, release from or non-enforcement of any agreement) that would reasonably be expected to (A) result in any of the conditions to the Offer or the conditions to the Merger under the Merger Agreement not being fulfilled before the Termination Date or (B) result in a breach of any covenant, representation, warranty or other obligation or agreement of such Stockholder under this Agreement or the Company under the Merger Agreement; (iii) against any Acquisition Proposal or any action, agreement, transaction or other matter that is intended to (to the actual knowledge of the Stockholder), or would reasonably be expected to, impede, interfere with, delay, postpone, prevent, discourage or materially and adversely affect the consummation of the Merger and all other transactions contemplated by the Merger Agreement; and (iv) against any change in or to the Company Board that is not recommended or approved by the Company Board, or any change in or to the present capitalization, corporate structure, certificate of incorporation or bylaws of the Company that is not consented to by Parent. During the Support Period, the Stockholder shall not propose, take, commit or agree to take any action inconsistent with the foregoing in this Section 2. The Stockholder shall retain at all times the right to vote all of the Shares in the Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 2 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

Section 3 Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earliest to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be validly terminated pursuant to Article IX thereof, (c) the mutual written agreement of the parties to terminate this Agreement, (d) the delivery of written notice of termination by the Stockholder to Parent and Merger Sub following any modification or amendment of the Merger Agreement (including any exhibits, annexes or schedules thereto, or any agreement contemplated thereby, including the CVR Agreement), without the prior written consent of the Stockholder, that, in each case, (x) results in a decrease in the amount or changes the form of consideration payable to the Stockholder pursuant to the terms of the Merger Agreement (including any exhibits or schedules thereto, such as the CVR Agreement) as in effect on the date hereof (other than a change in form from CVRs to cash where the price payable in cash is not less than the Milestone Payment) or (y) is otherwise adverse in any material respect to the Stockholder or (e) the expiration of the Offer without Merger Sub having accepted for payment the shares of common stock of the Company tendered in the Offer within the time specified in the Merger Agreement.

Section 4 Additional Purchases. The Stockholder agrees that any Company Shares or other shares of capital stock of the Company that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) during the Support Period, including by the exercise of a Company Option or the settlement of a Company RSU Award or Company PSU Award (collectively, the “New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares as of the date hereof, and the representation and warranties in Section 6 shall be true and correct as of the date that beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of such New Shares is first acquired. Notwithstanding anything in this Agreement to the contrary, nothing herein shall require the Stockholder to exercise any Company Stock Award or require the Stockholder to purchase any Company Shares, and nothing herein shall prohibit the Stockholder from exercising any Company Stock Award held by the Stockholder.

Section 5 Agreement to Retain the Shares and Other Covenants.

(a) During the Support Period, the Stockholder shall not Transfer (as defined below in Section 5(c)) (or agree to Transfer or cause or permit the Transfer of) any of the Shares. Without limiting the generality of the foregoing, during the Support Period, the Stockholder shall not tender, agree to tender or permit to be tendered any of the Shares in response to or otherwise in connection with any tender or exchange offer other than the Offer.

(b) Section 5(a) above shall not prohibit or otherwise restrict a Transfer of Shares by the Stockholder: (i) transferring all or a portion of the Shares to any Affiliate, partner, member or equityholder of the Stockholder or by operation of law or if the Stockholder is an investment fund, to any other investment fund controlled by the same management company; provided that the recipient of the Shares pursuant to such Transfer agrees to be bound by this Agreement by executing and delivering to Parent a joinder to this Agreement, in a form reasonably acceptable to Parent as soon as practicable after such Transfer, or (ii) with Parent’s prior written consent (such exceptions set forth in clauses (i) through (ii), collectively, “Permitted Transfers”). Any Transfer (other than a Permitted Transfer), or purported Transfer (other than a Permitted Transfer), of any of the Shares in breach or violation of this Agreement shall be void and of no force or effect.

(c) For the purposes of this Agreement, a Person shall be deemed to have effected a “Transfer” of a Share if such Person, directly or indirectly, (i) sells, pledges, encumbers, hypothecates, assigns, grants an option with respect to (or otherwise enters into a hedging arrangement with respect to), transfers, tenders or disposes (by merger, by testamentary disposition, by the creation of any Lien (other than as contained herein), by operation of law, by dividend or distribution or otherwise) of such Share or any interest in or beneficial ownership of such Share, (ii) deposits any Shares into a voting trust or enters into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, or (iii) offers, consents, agrees or commits (whether or not in writing) to take any of the actions referred to in the foregoing clause (i) or (ii).

(d) The Stockholder shall use commercially reasonable efforts to take, or cause to be taken, all reasonable actions, and to do, or cause to be done, all things reasonably necessary to fulfill the Stockholder’s obligations under this Agreement, including attending, if applicable, any meeting of the stockholders of the Company or any adjournment or postponement thereof (or executing valid and effective proxies to any other attending participant of such meeting in lieu of attending such meeting or any adjournment or postponement thereof).

(e) Subject to Section 8 below, at all times during the period commencing on the date hereof and continuing until the earlier to occur of the termination of this Agreement pursuant to Section 13 and the Effective Time, the Stockholder shall not, shall cause its directors and officers not to, and shall use reasonable best efforts to cause its and their other to, directly or indirectly, take any action or omit to take any action that the Company is not permitted to take or omit to take pursuant to clauses (i) through (iii) (or, as it applies to such clauses, clause (vi)) of Section 6.2(a) of the Merger Agreement, or approve, authorize, agree or publicly announce any intention to do any of the foregoing. Nothing in this Section 5(e) shall prohibit the Stockholder or its Representatives from informing any Person of the existence of the provisions contained in this Section 5(e). The Stockholder acknowledges that any violation of the restrictions set forth in this Section 5(e) by its Representatives acting on behalf of the Stockholder shall be deemed to be a breach by the Stockholder.

Section 6 Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as of the date hereof as follows:

(a) The Stockholder is duly organized and validly existing and in good standing under the laws of its jurisdiction of organization. The Stockholder has the full power and authority to execute and deliver this Agreement and to perform the Stockholder’s obligations hereunder and no other proceedings or actions on the part of the Stockholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by or on behalf of the Stockholder and constitutes a valid and binding agreement with respect to the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally and (ii) general principles of equity.

(c) The Stockholder is the record and beneficial owner of the number of the Shares and the other rights to acquire (whether currently, upon lapse of time, following the satisfaction of any condition, upon the occurrence of any event or any combination of the foregoing) beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the number of Company Shares, in each case indicated opposite the Stockholder’s name on Schedule 1, which constitute all of the securities of the Company owned of record or beneficially by the Stockholder or its Affiliates on the date hereof. The Stockholder does not beneficially own any Company Shares that it does not hold of record or own any Company Shares through its Affiliates. The Shares are now, and at all times during the Support Period will be, held by the Stockholder (or a nominee or custodian for its benefit or a transferee pursuant to a Permitted Transfer), free and clear of any Liens (other than as contained herein). The Stockholder has sole, and otherwise unrestricted, voting power with respect to such Shares, and none of the Shares are subject to any voting trust or other agreement, arrangement, or restriction with respect to the voting of the Shares, except as contemplated by this Agreement.

(d) The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations hereunder and the compliance by the Stockholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien (other than as contained herein) on any of the Shares pursuant to, any agreement, instrument, note, bond, mortgage, contract, lease, license, permit or other obligation or any order, arbitration award, judgment or decree to which the Stockholder is a party or by which the Stockholder is bound, or, to the Stockholder’s knowledge, any law, statute, rule or regulation to which the Stockholder is subject or any bylaw or other organizational document of the Stockholder.

(e) The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority by the Stockholder except for applicable requirements, if any, of the Exchange Act.

(f) As of the date hereof, there is no Legal Proceeding pending or, to the knowledge of the Stockholder, threatened against the Stockholder before or by any Governmental Authority that would reasonably be expected to impair or delay the ability of the Stockholder to perform its obligations under this Agreement.

(g) No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission from the Company other than as disclosed in the Merger Agreement in connection with this Agreement based upon arrangements made by or on behalf of the Stockholder in his, her or its capacity as a stockholder of the Company.

(h) The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

Section 7 Waiver of Actions and Appraisal Rights. The Stockholder agrees that the Stockholder will not, in the Stockholder’s capacity as a stockholder of the Company, bring, commence, institute, maintain, prosecute or voluntarily aid any action (a) which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or the Merger Agreement or (ii) alleges that the execution and delivery of this Agreement by the Stockholder, either alone or together with any of the other agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the Company Board, breaches any fiduciary duty of the Company Board or any member thereof, or (b) against Parent, Merger Sub or their respective Representatives in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby (other than, if the Acceptance Time occurs, an action with respect to the Stockholder’s right under the Merger Agreement to receive the Offer Price and the Merger Consideration for the Shares). During the term of this Agreement, the Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise or assert, on its own behalf or on behalf of any other holder of Shares, any rights of appraisal, any dissenters’ rights or any similar rights relating to the Merger that the Stockholder may have by virtue of, or with respect to, any Shares beneficially owned by the Stockholder.

Section 8 No Limitation on Discretion as Director or Fiduciary. Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent the Stockholder or any representative of the Stockholder, (a) if the Stockholder or such representative is serving on the Company Board or is a director or officer of the Company, from exercising his or her duties and obligations as a director or officer of the Company or otherwise taking any action, subject to the applicable provisions of the Merger Agreement, while acting in such capacity as a director or officer of the Company, or (b) if the Stockholder or such representative is serving as a trustee or fiduciary of any ERISA plan or trust, from exercising his or her duties and obligations as a trustee or fiduciary of such ERISA plan or trust. The Stockholder is executing this Agreement solely in its capacity as a stockholder of the Company.

Section 9 Specific Enforcement. The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by either party hereto of any of its respective covenants or obligations set forth in this Agreement, the other party shall be entitled (without proof of actual damages or otherwise or posting or securing any bond or other security), in addition to any other remedy to which it is entitled to under law or equity, to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement, by the other party (as applicable), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. Each party hereto hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by such party, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under this Agreement. Any party’s pursuit of any injunction or specific performance at any time shall not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled.

Section 10 Further Assurances. The Stockholder shall, from time to time and without additional consideration, execute and deliver, or cause to be executed and delivered such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

Section 11 Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder if they are, in accordance with the methods set forth in Section 10.2 of the Merger Agreement: (a) delivered to Parent at the address set forth in Section 10.2 of the Merger Agreement or (b) delivered to the Stockholder at its address set forth on the Stockholder’s signature page to this Agreement (or, in each case, to such other recipient or address as designated in a written notice to the Stockholder or Parent, as applicable, in accordance with this Section 11).

Section 12 No Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements in this Agreement, and all rights and remedies with respect thereto, shall not survive the Expiration Date.

Section 13 Termination. This Agreement shall automatically terminate and become void and of no further effort or effect on the Expiration Date; provided, that (i) this Section 13 and the applicable definitional and interpretive provisions of Sections 15 through 20, 22, 23, 25 and 26 shall survive such termination and (ii) no such termination shall relieve or release the Stockholder from any obligations or liabilities arising out of its Willful Breach of this Agreement prior to its termination.

Section 14 Disclosure. The Stockholder shall permit the Company, Parent and Merger Sub to disclose in all documents and schedules filed with the SEC that the Company or Parent, as applicable, determines to be necessary in connection with the Merger and any transaction contemplated by the Merger Agreement, the Stockholder’s identity and ownership of the Shares and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement; provided, that the Stockholder shall have a reasonable opportunity to review and comment on such disclosure prior to any such filing. None of the information relating to the Stockholder provided by or on behalf of the Stockholder in writing for inclusion in such documents and schedules filed with the SEC will, at the respective times that such documents and schedules are filed with the SEC or are first mailed, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Stockholder shall promptly notify Parent if it becomes aware of any required corrections with respect to any information provided by or on behalf of the Stockholder for inclusion in any such disclosure document if and to the extent that the Stockholder becomes aware that any such information shall have become untrue or misleading in any material respect. The Stockholder shall not make any press release, public announcement or other communication with respect to this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of the Company and Parent, except (a) as required by applicable federal securities law (including the filing of a Schedule 13D with the SEC which may include this Agreement as an exhibit thereto), in which case the Company and Parent shall have a reasonable opportunity to review and comment on such communication, and (b) for any such communication that is materially consistent with previous public announcements by the Company or Parent.

Section 15 Severability. In the event that any term or other provision of this Agreement, or the application thereof, is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be effected as originally contemplated to the fullest extent possible.

Section 16 Assignment. No party may assign (by operation of law or otherwise) either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, except that Parent may assign, in its sole discretion, any and all of its rights, interests and obligations under this Agreement to any Affiliate of Parent, but no such assignment shall relieve the assigning party of its obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Agreement shall be void ab initio.

Section 17 No Waivers. No waivers of any breach of this Agreement extended by Parent to the Stockholder shall be construed as a waiver of any rights or remedies of Parent with respect to any other stockholder of the Company who has executed an agreement substantially in the form of this Agreement with respect to the Company Shares held or subsequently held by such other stockholder or with respect to any subsequent breach of the Stockholder or any other stockholder of the Company. No waiver of any provisions hereof by either party hereto shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

Section 18 Governing Law. This Agreement, including any claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance thereof or the transactions contemplated hereby, shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 19 Jurisdiction and Venue. Each of the parties hereto (a) irrevocably consents to the service of the summons and complaint and any other process in any action or proceeding relating to the transactions contemplated by this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 11 or in such other manner as may be permitted by applicable Law, and nothing in this Section 19 shall affect the right of any party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any action or proceeding to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, the state or federal courts in the State of Delaware) in the event any dispute or controversy arises out of this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect thereof; (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any actions or proceedings arising in connection with this Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, the state or federal courts in the State of Delaware); (e) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than the aforesaid courts. Each of Parent and the Stockholder agrees that a final judgment in any action or proceeding in such courts as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

Section 20 WAIVER OF JURY TRIAL. EACH OF PARENT AND THE STOCKHOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF PARENT OR THE STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

Section 21 No Agreement Until Executed. Irrespective of negotiations among the parties hereto or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the certificate of incorporation of the Company, the transactions contemplated by the Merger Agreement, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

Section 22 Certain Events. Notwithstanding anything in this Agreement to the contrary, if, at any time occurring on or after the date hereof and prior to the Acceptance Time, any change in the outstanding equity interests of the Company shall occur as a result of any reorganization, reclassification, recapitalization, stock split (including a reverse stock split), subdivision or combination, exchange or readjustment of shares, or any stock dividend or stock distribution

(including any dividend or other distribution of securities convertible into Company Shares) with a record date during such period, the type and number of the Shares subject to this Agreement shall be adjusted appropriately, and this Agreement and the obligations hereunder shall automatically attach to any New Shares or other securities issued to or acquired by the Stockholder.

Section 23 Entire Agreement; Amendment. This Agreement (including the schedule hereto) and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section 24 Counterparts; Effectiveness; PDF Signature. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission, including by e-mail attachment and DocuSign, shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 25 Expenses. Except as otherwise expressly provided in this Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party or parties, as applicable, incurring such expenses whether or not the Offer and the Merger are consummated.

Section 26 Construction.

(a) Unless otherwise indicated, all references herein to Sections or Schedules, shall be deemed to refer to Sections or Schedules of or to this Agreement, as applicable, and all references herein to “paragraphs” or “clauses” shall be deemed references to separate paragraphs or clauses of the section or subsection in which the reference occurs. The words “hereof,” “herein,” “hereby,” “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(b) Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, shall not be limiting and shall be deemed in each case to be followed by the words “without limitation.”

(c) The words “or” or “either”, when used herein, shall not be exclusive.

(d) Unless otherwise indicated, all references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires.

(e) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb).

(f) Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g) When used herein, the word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such word or phrase shall not simply mean “if.”

(h) The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(i) References to “$” and “dollars” are to the currency of the United States of America.

(j) “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.

(k) Except as otherwise specified, (i) references to any statute or law shall be deemed to refer to such statute or law as amended from time to time and to any rules or regulations promulgated thereunder, (ii) references to any Person include the successors and permitted assigns of that Person, and (iii) references from or through any date mean from and including or through and including, respectively.

(l) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. Unless otherwise specified in this Agreement, when calculating the period of time within which, or following which, any action is to be taken pursuant to this Agreement, the date that is the reference day in calculating such period shall be excluded.

(m) Where used with respect to information, the phrases “delivered” to a party hereto means that the information referred to has been physically or electronically delivered to the relevant parties or their respective Representatives.

(n) The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

[Signature Pages Follow]

IN WITNESS WHEREOF, each party hereto has duly executed and delivered this Agreement, all as of the date first above written.

[STOCKHOLDER]

By:
Name:
Title:

E-mail:

Address:

IN WITNESS WHEREOF, each party hereto has duly executed and delivered this Agreement, all as of the date first above written.

ASTRAZENECA FINANCE AND HOLDINGS INC.

By:
Name:
Title:

Schedule 1

Stockholder (Name): [•]

Shares	Company Options	Company RSU Awards	Company PSU Awards
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